SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                February 24, 2003
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      1-16619                        73-1612389
 --------------          ------------------------            ------------------
   (State of             (Commission File Number)               (IRS Employer
 Incorporation                                                Identification No.


                Kerr-McGee Center
             Oklahoma City, Oklahoma                         73125
    ----------------------------------------               ----------
    (Address of principal executive offices)               (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)






Item 9.   Regulation FD Disclosure
               On February 24, 2003, Kerr-McGee Corporation issued a press release announcing that it will hold a conference call on Wednesday, February 26, 2003, at 11:00 a.m. (ET) to discuss its first-quarter 2003 financial and operating activities, and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 888-482-0024, within the United States or 617-801-9702, outside the United States. The password for both dial-in numbers will be "Kerr-McGee". The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Press Release dated February 24, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  KERR-MCGEE CORPORATION


                                            By:   (John M. Rauh)
                                                  -----------------------------
                                                  John M. Rauh
                                                  Vice President and Controller

Dated: February 24, 2003